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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 30, 2003

                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-10145                                          95-4160558
(Commission File Number)                    (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas             77010
    (Address of principal executive offices)              (Zip Code)

                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         99.1 Press release dated January 30, 2003.

Item 9. Regulation FD Disclosure.

     On January 30, 2003, Lyondell Chemical Company (the "Company") issued a press release announcing its results for the fourth quarter of 2002 and for the full year 2002 filed herewith as Exhibit 99.1. The Company will host a conference call on January 30, 2003 at 11:30 a.m. eastern time to discuss its results. The call will be broadcast live on the Investor Relations page of the Company's web site, www.lyondell.com.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LYONDELL CHEMICAL COMPANY



                                        By:    /s/ Kerry A. Galvin
                                            -----------------------------------
                                        Name:  Kerry A. Galvin
                                        Title: Senior Vice President, General
                                               Counsel & Secretary

Date:  January 30, 2003

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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press release dated January 30, 2003.